UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement

On October 21, 2018, Hi-Crush Partners LP (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with Hi-Crush Proppants LLC (the “Sponsor”), Hi-Crush Augusta Acquisition Co. LLC (“Acquisition Co.”) and certain persons (the “Contributor Parties”) collectively holding all of the then outstanding membership interests in Sponsor (collectively, the “Subject Units”).

Pursuant to the Contribution Agreement, among other things, (i) the Contributor Parties agreed to contribute the Subject Units to the Partnership in exchange for an aggregate of 11,000,000 common units representing limited partner interests in the Partnership (“Common Units”) issued by the Partnership (such contributions, collectively, the “Contribution”), (ii) all of the outstanding incentive distribution rights representing limited partnership interests in the Partnership (the “IDRs”) were cancelled and extinguished and (iii) the Sponsor waived any and all rights to receive earnout payments from the Partnership and its subsidiaries pursuant to certain previously entered into contribution agreements to which it was a party.

The Contribution Agreement contains customary representations and warranties as well as customary indemnification obligations among the parties. The Contribution and the other transactions contemplated by the Contribution Agreement (collectively, the “Transactions”) closed on October 21, 2018.

The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors (the “Board”) of Hi-Crush GP LLC, the general partner of the Partnership (the “General Partner”), approved the Transactions. The Conflicts Committee, composed of independent members of the Board, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transactions.

The foregoing description of the Contribution Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Contribution Agreement, which is being filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”).

Third Amendment to Registration Rights Agreement

On October 21, 2018, the Partnership entered into the Third Amendment to the Registration Rights Agreement (the “RRA Amendment”) by and among the Partnership and the Contributor Parties. Pursuant to the RRA Amendment, the definition of “Registrable Securities” set forth in the Registration Rights Agreement, dated August 20, 2012, by and between the Partnership and the Sponsor was revised to include the Common Units issued as consideration under the Contribution Agreement.

The foregoing description is qualified in its entirety by reference to the full and complete text of the RRA Amendment, which is attached to this Current Report as Exhibit 4.1.

First Amendment to Credit Agreement

On October 18, 2018, the Partnership entered into the First Amendment to Credit Agreement (the “ABL Amendment”) by and among the Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders. Pursuant to the ABL Amendment, (i) the definition of “Change in Control” was revised to reflect that the Partnership’s direct or indirect ownership of the General Partner as contemplated by the Transactions does not cause a Change in Control and (ii) solely in connection with the Transactions, the administrative agent and required lenders waived compliance with certain covenants and any defaults or event of defaults arising therefrom.

The foregoing description is qualified in its entirety by reference to the full and complete text of the ABL Amendment, which is attached to this Current Report as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities

The description set forth in Item 1.01 above of the issuance by the Partnership of Common Units in connection with the consummation of the Contribution is incorporated herein by reference. The private placement of Common Units to be issued pursuant to the Contribution Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereunder.

Item 3.03	Material Modification of Rights of Security Holders

The description of the Third Amended and Restated Limited Partnership Agreement (as defined below) set forth in Item 5.03 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 21, 2018, pursuant to the Contribution Agreement, each of James M. Whipkey, Jefferies V. Alston, III, Gregory F. Evans, Trevor Turbidy, Thompson Dean and R. Graham Whaling resigned from the Board. Those resignations did not result from or otherwise relate to any disagreements with the General Partner, the Partnership or any subsidiaries thereof, or with any of the policies and procedures of the foregoing.

Additionally, effective October 21, 2018, Robert E. Rasmus, Chief Executive Officer of the Partnership, replaced Mr. Whipkey as the Chairman of the Board and pursuant to the Third Amended and Restated Limited Partnership Agreement (as defined below), among other things, (a) the size of the Board decreased from ten to four members and (b) the Board was divided into three classes, Class I, Class II and Class III.

The information set forth in Item 1.01 above and Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year

On October 21, 2018, pursuant to the Contribution Agreement, the General Partner amended and restated the Second Amended and Restated Limited Partnership Agreement of the Partnership (as so amended and restated, the “Third Amended and Restated Limited Partnership Agreement”), effective October 21, 2018, to, among other things, reflect the cancellation and elimination of the IDRs and the public election of members of the Board by the limited partners of the Partnership.

The foregoing description of the Third Amended and Restated Limited Partnership Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Third Amended and Restated Limited Partnership Agreement, which is being filed as Exhibit 3.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

2.1*+	Contribution Agreement, dated October 21, 2018, by and among Hi-Crush Partners LP, Hi-Crush Proppants LLC, Hi-Crush Augusta Acquisition Co. LLC and the other parties thereto.

3.1*	Third Amended and Restated Agreement of Limited Partnership of Hi-Crush Partners LP, dated October 21, 2018.

4.1*	Third Amendment to Registration Rights Agreement by and among Hi-Crush Partners LP and the Contributor Parties, dated October 21, 2018.

10.1*	First Amendment to Credit Agreement, dated October 18, 2018, by and among Hi-Crush Partners LP, as borrower, JPMorgan Chase Bank, N.A. as administrative agent and an issuing lender, and the lenders party thereto.

*	Filed Herewith
+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: October 23, 2018	By:	/s/ Laura C. Fulton
Laura C. Fulton Chief Financial Officer